UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2016

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 3, 2016, Naked Brand Group Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 7, 2016 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 4,064,490 shares of common stock present at the Annual Meeting in person or by proxy, which represented 66.96% of the common stock entitled to vote at the Annual Meeting and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on June 15, 2016. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting.

1.	The seven nominees for election to the Board of Directors of the Company were elected by the stockholders of the Company by the following vote:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Carole Hochman	3,568,809	4,946	490,735
Joel Primus	3,565,317	8,438	490,735
David Hochman	3,568,811	4,944	490,735
Andrew Kaplan	3,568,196	5,559	490,735
Paul Hayes	3,568,196	5,559	490,735
Martha Olson	3,571,089	2,666	490,735
Jesse Cole	3,571,097	2,658	490,735

2.	The proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Proxy Statement was approved by the stockholders of the Company by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,506,253	52,921	14,581	490,735

3.	The stockholders of the Company voted, on a non-binding advisory basis, that a non-binding advisory vote to approve the compensation of the named executive officers of the Company be taken every three years based upon the vote set forth below.

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
500,165	73,295	2,985,617	14,678	490,735

4.	The proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the common stock from 11,250,000 to 18,000,000 was approved by the stockholders of the Company by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,963,306	95,544	5,640	0

5.	The proposal to approve an amendment to the Company’s Articles of Incorporation to provide authority to issue up to 2,000,000 shares of blank check preferred stock was approved by the stockholders of the Company by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,406,395	165,997	1,363	490,735

6.	The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ending January 31, 2017 was approved by the stockholders of the Company by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,057,285	7,149	56	0

Item 8.01 Other Events

On August 3, 2016, the Company issued a press release announcing its new sales team comprised of five experienced sales executives and specialists. The team, led by Pat Larkin as Vice President of Sales, will focus on wholesale channel growth for both women’s and men’s product in department stores, online retailers as well as specialty stores nationwide. These new team members are at will employees with base monthly salaries or draws plus commission-based compensation tied to sales performance. The Company has not entered into any other compensation or severance arrangement with such persons.

A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements

(d) Exhibits

99.1*	Press release dated August 3, 2016.

*Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By:	/s/ Kai-Hsiang Lin
Kai-Hsiang Lin
Vice President of Finance

Date: August 9, 2016

EXHIBIT INDEX

99.1*	Press release dated August 3, 2016.

*Filed electronically herewith.